UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 6, 2012

 Vail Resorts, Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-09614	51-0291762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Interlocken Crescent Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 404-1800

Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On June 6, 2012, Vail Resorts, Inc. issued a press release announcing its results for the three and nine months ended April 30, 2012.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

A list of exhibits furnished herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAIL RESORTS, INC.

Date: June 6, 2012	By:	/s/ Jeffrey W. Jones
Jeffrey W. Jones
Co- President and Chief Financial Officer
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 6, 2012, announcing fiscal 2012 third quarter results.